                                                                   Exhibit 10.69
                                FIFTH AMENDMENT
                                ----- ---------



          This Fifth Amendment (this "Amendment") to the Credit Agreement (as
                                      ---------
defined below) is entered into as of this 11th day of January, 1999 among IMPAC GROUP, INC., a Delaware corporation (the "Company"), AGI INCORPORATED, an
                                          -------
Illinois corporation ("AGI"), KLEARFOLD, INC., a Pennsylvania Corporation
                       ---
("Klearfold" and together with AGI, each a "L/C Borrower" and collectively, the
  ---------                                 ------------
"L/C Borrowers"), Bank of America National Trust & Savings Association, as Agent
 -------------
(the "Agent"), and the financial institutions from time to time party thereto
      -----
(the "Lenders"). Unless otherwise specified herein, capitalized terms used in
      -------
this Amendment shall have the meanings ascribed to them by the Credit Agreement (as defined below).


                                    RECITALS
                                    --------

          WHEREAS, the Company, the L/C Borrowers, the Agent and the Lenders are party to the Amended and Restated Multicurrency Credit Agreement dated as of March 12, 1998 and as amended and restated as of July 7, 1998 (as amended by that certain First Amendment dated September 11, 1998, that certain Second Amendment dated November 13th, 1998, that certain Third Amendment dated November 16, l998 and that certain Fourth Amendment dated December 10, 1998 and as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "Credit
                                                              ------
Agreement"),
---------

          WHEREAS, the Company, the L/C Borrowers, the Agent and the Lenders now wish to enter into certain further amendments to the Credit Agreement to permit the Company to issue $20 million of preferred stock (the " Preferred
                                                                  ---------
Stock") and to use the proceeds thereof to redeem the common stock held by
-----
certain of its current shareholders, all as more specifically set forth herein;

          NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          Section 1.  Amendments. A. Section 1.01 of the Credit Agreement is
                      ----------     ------------
     hereby amended by inserting the following new definitions in a1phabetical order as appropriate:

          "Preferred Stock" shall have the meaning specified in Section
           ---------------                                      -------
8.20(iv).
--------

          "Preferred Stock Documents" shall mean (i) the Securities Purchase
           -------------------------
     Agreement among the Company, BT Capital Investors, L.P. ("BT") and Phoenix
                                                               --
     Home Mutual Life Insurance Company ("Phoenix"), (ii) the Fourth Amended and
                                          -------
     Restated Certificate of Incorporation of the Company,  (iii) the
     Warrants for the Purchase of Series A Common Stock ("Warrants") issued by
                                                          --------
     the Company to BT and Phoenix, (iv) that certain letter agreement between the Company and Heritage Fund II Investment Corporation (with respect to the redemption of common stock) and (v) the other documents, agreements and closing certificates required thereby (in any event excluding the Second Amended and Restated Stockholder Agreement of the Company, as further amended), as all of such agreements and documents listed above are in effect on the date of the effectiveness of that certain Fifth Amendment to the Credit Agreement.

          "Warrants" shall have the meaning specified in the definition of
           --------
     Preferred Stock Documents.

          B.   Section 8.05 of the Credit Agreement is hereby amended by adding
               ------------
the following new proviso to the end or such section:

          "provided, further, however, that notwithstanding anything to the
           --------- ----------------
     contrary set forth above, in no event shall the Company or any of its Subsidiaries be permitted to incur "Ratio Debt" (as defined in the Fourth Amended and Restated Certificate of Incorporation of the Company (as amended, the "Charter")) or any other Indebtedness otherwise permitted
                   -------
     under the Preferred Stock Documents or the Charter which would result in or cause the $40 million basket amount in clause (i) of the definition of
                                            ---------
     Permitted Indebtedness in the Charter to be reduced except, and only to the extent that, the Company is then permitted to and irrevocably elects to permanently reduce the Aggregate Revolving Loan Commitment in accordance with this Agreement to an amount (which assuming all of the Commitments are fully drawn, borrowed and utilized at all times under this Agreement) such that all Revolving Loans and other Obligations hereunder would nonetheless constitute Permitted Indebtedness under clauses (i), (ii) and (ix) of the
                                             -----------  ----     ----
     definition thereof in the Charter and otherwise be permitted under the Charter and the Preferred Stock Documents."

          C.   Section 8.06 of the Credit Agreement is hereby amended by
               ------------
deleting such section in its entirety and inserting in lieu thereof the following new section:

          "Except as set forth on Schedule 8.06, no Credit Party shall, nor
                                  -------------
     shall suffer or permit any of its Subsidiaries to, enter into any transaction with any Affiliate (other than a Wholly-Owned Subsidiary) of a Credit Party, except upon fair and reasonable terms no less favorable to such Credit Party or such Subsidiary than would obtain in a comparable arm's length transaction with a Person not an Affiliate of such Credit Party or such Subsidiary, except (a) the Offer shall be permitted, (b)
     the redemption of certain shares of the Company's common stock as set forth in Section 8 11(c)(i) shall be permitted and (c) in connection with
        ------------------
     granting liens on the assets of its Subsidiaries in the United Kingdom and Ireland, the Company and its Subsidiaries may enter into (but may not further amend, modify or waive without the consent of the Agent) that certain Support Agreement in substantially the form presented to the Agent and dated December 15, 1998,"

          D. Section 8.11 of the Credit Agreement is hereby amended by adding a
             ------------
new paragraph (c) at the end of such section as follows:
    -------------

          "(c) Notwithstanding anything else herein to the contrary, (i) so long as no Default or Event of Default has occurred and is continuing or would result after giving effect thereto and no Change of Control would occur, the Company may on or before January 15, 1999 redeem up to $20 million of the common stock currently held by Heritage Fund II Investment Corporation using the net proceeds received by the Company from the issuance of the Preferred Stock provided that the Company has received all required shareholder approvals and the redemption is done substantially simultaneously with the receipt of such proceeds from the Preferred Stock, and (ii) in no event or circumstance whatsoever may the Company or any of its Subsidiaries redeem any of the Preferred Stock or Warrants or pay any dividends, distributions, fees or other payments of any kind (including, without limitation, in connection with the settlement of any dispute with the purchasers of such Preferred Stock and Warrants, or their assigns) with respect to such Preferred Stock or Warrants and whether such payment is made pursuant to an optional or mandatory redemption obligation, any required offer after a Change of Control or other similar event (as described in the Preferred Stock Documents) or any claim, liability or expense under the Preferred Stock Documents or otherwise as a claim at law or in equity without the prior written consent of the Lenders (which they may withhold in their sole discretion) other than (I) the 3% fee payable to the purchasers of the Preferred Stock payable in connection with the issuance thereof and other out of pocket fees and expenses of the purchasers of the Preferred Stock payable in connection with the issuance thereof and other out of pocket fees and expenses of the purchasers of the Preferred Stock payable in accordance with the terms of Section 7.08 of the Securities Purchase Agreement which
                       ------------
     is referred to in clause (j) of the definition of Preferred Stock Documents
                       ----------
     and (II) dividends or other indemnification payments made solely through the issuance of additional shares of Preferred Stock or common stock of the Company to the holders of the Preferred Stock in accordance with the terms of the Preferred Stock Documents."

          E. Section 8.20 of the Credit Agreement is hereby amended by deleting
             ------------
paragraph (iv) in its entirety and inserting in lieu thereof the following new
-------------
paragraphs (iv) and (v):
---------------     ---

          "(iv) make any amendment or modification to any terms or provisions of its Organization Documents which is materially adverse to the Agent or the Lenders or issue any preferred stock except that on or before January l5, 1999 the Company may issue shares of Series A Redeemable Preferred Stock, par value $.001 per share (the "Preferred Stock") with a liquidation
                                            --------- ------
     preference of $20 million pursuant to the Preferred Stock Documents, and in connection therewith may (I) amend and restate its Certificate of Incorporation pursuant to the terms of that certain Fourth Amended and Restated Certificate of Incorporation in form and substance acceptable to the Agent to permit the issuance of such Preferred Stock and to set forth the rights. preferences, powers, privileges and restrictions, qualifications, limitations, terms and conditions of the such Preferred Stock, (II) issue after the date hereof additional shares of Preferred Stock or common stock of the Company in accordance with the terms of the Preferred Stock Documents as dividends or indemnification payments to the holders of such Preferred Stock and (III) amend and restate the First Amended and Restated Stockholder Agreement pursuant to the terms of that certain Second Amended and Restated Stockholder Agreement in form and substance acceptable to the Agent.

          (v) The Company shall not amend or modify (i) the rights, preferences, powers, privileges and restrictions, qualifications, limitations, terms and conditions of the Preferred Stock or (ii) Preferred Stock Documents without the prior written consent of the Lenders."

          F. Section 9.01 of the Credit Agreement is hereby amended by deleting
             ------------
the period at the end of paragraph (q) of such section and inserting in lieu
                         ------------
thereof the word ";or" at the end of such paragraph (q), and further adding a
                                          -------------
new paragraph (r) at the end of such Section 9.01 as follows:
    -------------

          "(r)(i) one or more judgments, orders, decrees, or arbitration awards is entered against any Credit Party or any of their Subsidiaries involving or with respect to the Preferred Stock or the rights of any holders thereof except only a judgment requiring delivery of additional shares of common stock or Preferred Stock of the Company, or (ii) any event shall occur that gives any holder of any shares of Preferred Stock a mandatory right of redemption, repurchase or other payment or redemption right of any kind with respect thereto or otherwise obligates any Credit Party or any of their Subsidiaries to repurchase or offer to repurchase any shares of Preferred Stock unless such redemption, payment or repurchase obligation is waived in full in writing within ten (10) days after the date such redemption, repayment or other obligation first arises."

          G.    Schedule 6.19 to the Credit Agreement is hereby amended by
                -------------
replacing such schedule in its entirety with the Schedule 6.19 attached hereto
                                                 -------------
as Exhibit A.
   ---------

          Section 2.   Acknowledgment on Extent of Tinsley Robor Collateral. The
                       ----------------------------------------------------
Lenders hereby acknowledge and agree that they have received copies of the closing memo delineating the closing deliveries in connection with the transactions contemplated by the Target Security Document and the Target UK Subsidiaries Security Documents, and a memo dated December 30, 1998 from the Agent outlining generally the type and extent of the Collateral and Liens which were granted to the Agent (on behalf of the Lenders) in the assets and properties of Target and its Subsidiaries, and the Lenders hereby approve the extent of the Collateral on which Liens were granted and the types of Liens granted, and while all of the available assets have not been pledged to the Agent on behalf of the Lenders, the properties in which Liens have been granted to date are acceptable. This acknowledgment is solely for the benefit of the Agent and none of the Company or its Subsidiaries will have any rights under this Section 2 nor shall anything set forth herein constitute a waiver or
     ---------
modification of the obligations of such Persons under the Loan Documents or their agreement to grant future Liens should they be requested to do so by the Agent.

          Section 3.  Reference to and Effect Upon the Credit Agreement.
                      -------------------------------------------------
               (a) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lenders under the

     Credit Agreement nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "thereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

          Section 4.   GOVERNING LAW.   THIS AMENDMENT SHALL BE GOVERNED BY AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

          Section 5.  Headings. Section headings in this Amendment are included
                      --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          Section 6.  Counterparts. This Amendment may be executed in any number
                      ------------
of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          Section 7.  Amendment Fee. In connection with the approval of this
                      -------------
Amendment, the Company hereby agrees to pay to the Agent on behalf of the Lenders an aggregate fee of $75,000 (the "Amendment Fee") to be shared among the
                                          --------------
Lenders by paying $10,000 to each Lender (other than BofA) listed on the signature page hereof and paying $15,000 to BOFA as Lender and as Agent.

          Section 8.  Effectiveness.
                      -------------

          This Amendment shall become effective as of the date first written above after receipt by the Agent of the following:

          (a) delivery of executed signature pages for this Amendment signed by the Company, the L/C Borrowers, the Subsidiary Guarantors, the Agent and Majority Lenders;

          (b) receipt by the Agent of an executed legal opinion from the Company's counsel in form and substance acceptable to the Agent opining to, among other things, the legality of the issuance of the Preferred Stock and that no conflicts exist with respect to the Credit Agreement, the Senior Subordinated Note Documents or any other material contracts in connection with such issuance and the redemption of the common stock from the Heritage funds;

          (c) payment in cash of all outstanding and invoiced legal fees and expenses of the Agent's US and UK legal counsel;

          (d) payment in cash of the Amendment Fee to the Agent on behalf of the
     Lenders: and

          (e) receipt by the Agent of certified copies of (i) the Securities Purchase Agreement among the Company, BT Capital Investors, L.P. ("BT") and
                                                                      --
   Phoenix Home Mutual Life Insurance Company ("Phoenix"), (ii) the Fourth
                                                -------
   Amended and Restated Certificate of Incorporation of the Company, (iii) the Warrant for the Purchase of Series A Common Stock among the Company, BT and Phoenix, (iv) that certain letter agreement between the Company and Heritage Fund II Investment Corporation (with respect to the redemption of common stock), (v) the Second Amended and Restated Stockholder Agreement among the Company and its shareholders and (vi) the other documents, agreements and closing certification contemplated thereby, as in effect on the date hereof, and all in form and substance acceptable to the Agent.

        Section 9.  Representations and Warranties. Each of the Company and each
                    ------------------------------
L/C Borrower hereby represents and warrants as to itself that:

        (a) The execution, delivery and performance by each such Person of this Amendment have been duly authorized by all necessary corporate action and that this Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

        (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date);

        (c) After giving effect to this Amendment and the Preferred Stock issuance and the redemption of the common stock owned by the Heritage funds (and, the other transactions contemplated thereby), no Default or Event of Default has occurred and is continuing; and

        (d) All of the representations and warranties given under the Preferred Stock Documents (as such term is defined in Section 1(A) of this Amendment)
                                              ------------
  are true and correct as of the date hereof.

       Section 10.  Reaffirmation of Guaranties. The Company and each L/C
                    ---------------------------
Borrower and Subsidiary Guarantor as a guarantor of the Obligations under each Guaranty and the other Loan Documents, hereby reaffirms its continuing obligations and liabilities thereunder. and agrees that such Guaranty and the other Loan Documents shall remain in full force and effect and cover and extend to all Obligations under the Credit Agreement (as amended hereby).


                            [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first written above.

                                    IMPAC GROUP, INC.

                                    By:  /s/ David C. Underwood
                                       --------------------------------------
                                    Title: Chief Financial Officer
                                           ----------------------------------

                                    AGI INCORPORATED

                                    By:  /s/ David C. Underwood
                                       --------------------------------------
                                    Title: Chief Financial Officer
                                           ----------------------------------

                                    KLEARFOLD, INC.

                                    By:  /s/ David C. Underwood
                                       --------------------------------------
                                    Title: Chief Financial Officer
                                           ----------------------------------

                                    BANK OF AMERICA NATIONAL
                                    TRUST & SAVINGS ASSOCIATION,
                                    as Agent:

                                    By:
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                                    BANK OF AMERICA NATIONAL
                                    TRUST & SAVINGS ASSOCIATION,
                                    individually as a Lender, the Swing Line
                                    Lender and the Issuing Bank

                                    By:
                                       --------------------------------------
                                    Title:
                                           ----------------------------------


                              [TO FIFTH AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first written above.



                                    IMPAC GROUP, INC.

                                    By:
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                                    AGI INCORPORATED

                                    By:
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                                    KLEARFOLD, INC.

                                    By:
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                                    BANK OF AMERICA NATIONAL
                                    TRUST & SAVINGS ASSOCIATION,
                                    as Agent

                                    By:  /s/ David A. Johanson
                                       --------------------------------------
                                    Title: Vice President
                                           ----------------------------------


                                    BANK OF AMERICA NATIONAL
                                    TRUST & SAVINGS ASSOCIATION,
                                    individually as a Lender, the Swing Line
                                    Lender and the Issuing Bank

                                    By: /s/ Illegible
                                       --------------------------------------
                                    Title:
                                           ----------------------------------


                             [TO FIFTH AMENDEMENT]

                                    SOCIETE GENERALE, as a Lender


                                    By: /s/ Michael Lincoln
                                       --------------------------------------
                                    Name: Michael Lincoln
                                          -----------------------------------
                                    Title: Director
                                           ----------------------------------

                                    ABN AMRO BANK, N.V. as a Lender

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    DRESDNER BANK AG NEW YORK
                                    AND GRAND CAYMAN BRANCHES,
                                    as a Lender

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    SOCIETE GENERALE, as a Lender


                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    ABN AMRO BANK, N.V. as a Lender

                                    By: /s/ Bernard J. McGuigan
                                       --------------------------------------
                                    Name: Bernard J. McGuigan
                                          -----------------------------------
                                    Title: Group Vice President and Director
                                           ----------------------------------

                                    By: /s/ Joann L. Holman
                                       --------------------------------------
                                    Name: Joann L. Holman
                                          -----------------------------------
                                    Title:  Vice President
                                           ----------------------------------

                                    DRESDNER BANK AG NEW YORK
                                    AND GRAND CAYMAN BRANCHES,
                                    as a Lender

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------


                             [TO FIFTH AMENDMENT]

                                    SOCIETE GENERALE, as a Lender


                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    ABN AMRO BANK, N.V. as a Lender

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    DRESDNER BANK AG NEW YORK
                                    AND GRAND CAYMAN BRANCHES,
                                    as a Lender

                                    By: /s/ Brigitte Sagin
                                       --------------------------------------
                                    Name: Brigitte Sagin
                                          -----------------------------------
                                    Title: Assistant Treasurer
                                           ----------------------------------

                                    By: /s/ Beverly G. Cason
                                       --------------------------------------
                                    Name: Beverly G. Cason
                                          -----------------------------------
                                    Title: Vice President
                                           ----------------------------------


                             [TO FIFTH AMENDMENT]

                                    THE BANK OF NOVA SCOTIA, as a Lender

                                    By: /s/ P.C.H. Ashby
                                       --------------------------------------
                                    Name: P.C.H. Ashby
                                          -----------------------------------
                                    Title: Senior Manager Loan Operations
                                           ----------------------------------

                                    THE FUJI BANK LIMITED, as a Lender

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    SENIOR DEBT PORTFOLIO

                                    By:  Boston Management and Research, as
                                         Investment Advisor

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------


                             [TO FIFTH AMENDMENT]

                                    THE BANK OF NOVA SCOTIA, as a Lender

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    THE FUJI BANK LIMITED, as a Lender

                                    By: /s/ Peter L. Chinnici
                                       --------------------------------------
                                    Name: Peter L. Chinnici
                                          -----------------------------------
                                    Title: Joint General Manager
                                           ----------------------------------

                                    SENIOR DEBT PORTFOLIO

                                    By:  Boston Management and Research, as
                                         Investment Advisor

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                             [TO FIFTH AMENDMENT]

                                    THE BANK OF NOVA SCOTIA, as a Lender

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    THE FUJI BANK LIMITED, as a Lender

                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    SENIOR DEBT PORTFOLIO

                                    By:  Boston Management and Research, as
                                         Investment Advisor

                                    By: /s/ Scott H. Page
                                       --------------------------------------
                                    Name: Scott H. Page
                                          -----------------------------------
                                    Title: Vice President
                                           ----------------------------------

                             [TO FIFTH AMENDMENT]

Acknowledged and Agreed to by the undersigned as of the date first set forth above.


                                    KF - INTERNATIONAL, INC.

                                    By: David C. Underwood
                                       --------------------------------------
                                    Title: Chief Financial Officer
                                           ----------------------------------

                                    KF - DELAWARE, INC.

                                    By: David C. Underwood
                                       --------------------------------------
                                    Title: Chief Financial Officer
                                           ----------------------------------

                                    IMPAC EUROPE LIMITED

                                    By:
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                                    LEVELPROMPT LIMITED

                                    By:
                                       --------------------------------------
                                    Title:
                                           ----------------------------------


                                    TINSLEY ROBOT LIMITED

                                    By:
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                             [TO FIFTH AMENDMENT]

Acknowledged and Agreed to by the undersigned as of the date first set forth above.


                                    KF - INTERNATIONAL, INC.

                                    By:
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                                    KF - DELAWARE, INC.

                                    By:
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                                    IMPAC EUROPE LIMITED

                                    By:  Illegible
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                                    LEVELPROMPT LIMITED

                                    By:  Illegible
                                       --------------------------------------
                                    Title:
                                           ----------------------------------


                                    TINSLEY ROBOR LIMITED

                                    By:  Illegible
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                             [TO FIFTH AMENDMENT]

                                    TINSLEY ROBOR LABELS LIMITED

                                    By: Illegible
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                                    JAMES UPTON LIMITED

                                    By: Illegible
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                                    SONICON LIMITED

                                    By: Illegible
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                                    TINSLEY ROBOR AUDIO AND COMPUTER
                                    SERVICES LIMITED

                                    By: Illegible
                                       --------------------------------------
                                    Title:
                                           ----------------------------------


                                    TINSLEY ROBOR SALES LIMITED

                                    By: Illegible
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                                    TOPHURST PROPERTIES LIMITED

                                    By: Illegible
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                             [TO FIFTH AMENDMENT]

                                    TINSLEY ROBOR (OVERSEAS) LIMITED

                                    By: Illegible
                                       --------------------------------------
                                    Title:
                                           ----------------------------------

                                 SCHEDULE 6.19
                                 -------- ----



              Capitalization; Subsidiaries and Minority Interests

(a)  Subsidiaries

     (i)  IMPAC Group, Inc.:

          Klearfold, Inc., a Pennsylvania corporation - all of the issued and outstanding shares (100) of common stock of Klearfold, Inc. are owned by the Company.

          AGI Incorporated, an Illinois corporation - all of the issued and outstanding shares (100) of common stock of AGI Incorporated are owned by the Company.

          IMPAC Europe Limited, a private limited company incorporated under the laws of England and Wales, formerly known as IMPAC Europe Public Limited Company or IMPAC Europe PLC -ninety-nine (99) shares of capital stock of IMPAC Europe Limited are owned by the Company, and one (1) share of capital stock of IMPAC Europe Limited is owned by Levelprompt Limited.

          Levelprompt Limited, a private limited company incorporated under the laws of England and Wales - all of the issued and outstanding shares of capital stock of Levelprompt Limited are owned by IMPAC.

     (ii)  Klearfold, Inc.:

          KF-Delaware, Inc., a Delaware corporation - all of the issued and outstanding shares (100) of common stock of KE-Delaware, Inc. are owned by Klearfold, Inc.

          KF-International, Inc., a U.S. Virgin Islands corporation - all of the issued and outstanding shares (1,000) of common stock of KF-International, Inc. are owned by Klearfold, Inc.

     (iii)  IMPAC Europe Limited:

          Subject to exercise of options for the acquisition of shares of Tinsley Robor Limited's ordinary share capital pursuant to the Option Conversion Notice referred to in section (c)(iii) of this Schedule 6.19,
                                                               -------- ----
     IMPAC Europe Limited owns all of the issued and outstanding shares of capital stock of Tinsley Robor Limited, a private limited company incorporated under the laws of England and Wales and formerly known as Tinsley Robor PLC. Tinsley Robor Limited is the beneficial owner of one hundred percent of the shares of capital stock of each of its Subsidiaries, as shown on Attachment A to this Schedule 6.19. In addition, James Upton
                 ---------- -         -------- ----
     Holding B.V., a limited company organized under the laws of the Netherlands and a wholly-owned subsidiary of Tinsley Robor Limited, is the beneficial owner of all of the issued and outstanding shares of capital stock of Van De Steeg Packaging BV, James Upton B.V. and Music Print B.V., each limited companies organized under the laws of the Netherlands, James Upton GmbH, a limited company organized under the laws of Austria, and Printing Resources Limited, a corporation organized under the laws of Ireland.

(b)  Equity Investments

     TR ESOP Limited, a Subsidiary of Tinsley Robor Limited, owns a nominal amount (in most instances, 1 share) of the capital stock of certain competitors of the Company and its Subsidiaries.

(c)  Capitalization

     Upon the effectiveness of the Fourth Amended and Restated Certificate of Incorporation of the Company and completion of the investments pursuant to the Securities Purchase Agreement dated as of January 8, 1999 among the Company and the Purchasers, as defined therein (the "Preferred Stock Purchase Agreement"),
                                         --------- ----- -------- -----------
the capitalization of the Company will be as follows:

(i)  Authorized:

1,000,000 shares of Series A Common Stock, $0.001 par value per share. 100,000 shares of Series B Common Stock, $0.001 par value per share. 50,000 shares of Series A Redeemable Preferred Stock, $0.001 par value per share.

(ii)  Issued and Outstanding:



A:  Series A Common Stock



191,745.5 shares of Series A Common Stock, held as set forth below:

Name of Holder                        Number of
------------------------------------  ---------
                                         Shares
                                         ------

Heritage Fund I, L.P.                 58,074.27

Heritage Fund II, L.P.                34,934.77

Heritage Fund II Investment           32,862.31/1/
Corporation

Richard Block                         19,005.35


Arthur S. Keyser, Matthew H.            7,958.5
Kamens, and H. Scott Herrin, as
Trustees under an Irrevocable Deed
of Trust dated 08/12/92 f/b/o H.
Scott Herrin

James Oppenheimer                         6,227

Melvin B. Herrin                          4,964

Richard Oppenheimer                       4,440

Freya Block, as Trustee of the            4,024
Richard A. Block Family Trust
u/t/a dated 4/1/94


--------------------------
1. Pursuant to a Stock Repurchase Agreement to be dated as of January 8, 1999, the Company will repurchase 30,087.37 shares of its Series A Common Stock from Heritage Fund II Investment Corporation with the net proceeds from the issuance of shares of Preferred Stock.

Name of Holder                        Number of
------------------------------------  ---------
                                      Shares
                                      ------

Matthew H. Kamens and Arthur S.           3,916
Kayser,  as  Trustees  under  an
Irrevocable Deed of Trust dated
06/04/96 of Melvin B. Herrin

Dean Henkel                               3,782

David Underwood                        3,318.47

Gary Mankoff                              2,941

Donald W. Kosterka, as Trustee of      1,551.94
the Donald Kosterka Trust dated
5/17/92

John Maranov                              1,029

David Horowitz                              588

John Mclnerney                           499.39

Dennis McGuin                               484

Mary Frances Griffin                        484

Robert Eliason                            220.5

Zenas Block                                 147

Daniel Santry                              73.5/2/

Steven Frazier                             73.5


--------------------------------
2. Mr. Santry's employment with the Company was terminated on October 11, 1998. Pursuant to an Agreement relating to Employment and Stock Repurchase dated as of March 12, 1998, the Company intends to repurchase the shares of Series A Common Stock currently owned by Mr. Santry.

Name of Holder                        Number of
------------------------------------  ---------
                                         Shares
                                         ------

Craig Wilson                               73.5

Richard Mazurek                            73.5
                                      ---------
TOTAL                                 191,745.5

B:  Series B Common Stock:

4,500 shares of Series B Common Stock, held by Heritage Fund II, L.P.

C:  Series A Redeemable Preferred Stock:

20,000 shares of Series A Redeemable Preferred Stock, held as follows:

Name of Holder                           Number of Shares
--------------                           ----------------
BT Capital Investors, L.P.               12,000

Phoenix HomeLife Insurance Company        8,000

(iii) Options:

A:  The following options for the purchase of shares of the Company's Series A
     Common Stock have been granted pursuant to the Company's 1998 Stock Option
     Plan:

                                         Options for following
                                         -----------------------
Optionees                                Number of Shares
-----------------------                  ----------------

Robert Eliason                                    152

Richard Mazurek                                   152

Craig Wilson                                      152

Steve Frazier                                     152

John McInerney                                    152

     Stock to be issued under these options is to be acquired by the Company from Melvin Herrin, Scott Herrin and their respective trusts, pursuant to the Stock Purchase Agreement, dated as of
     March 12, 1998, which is listed as item (e) in Schedule 8.06 hereto.
                                                    -------- ----

     In addition, a similar option had been issued to Daniel Santry, whose employment was terminated by the Company on October 11, 1998. As a result of that termination, his unvested options were cancelled, and the Herrins have agreed to make a cash payment to Mr. Santry to discharge his vested options (for 15.2 shares of Series A Common Stock).

B. Second 1998 Stock Option Plan of the Company, approved by the Company's Board of Directors on December 14, 1998: provides for issuance of up to 20,000 shares of Series A Common Stock to employees or directors of, or consultants to, the Company or any of its Subsidiaries. No options have yet been granted under this Plan, but the Company has discussed with certain of its employees the possibility of making available to such employees options for at least 18,500 shares of Series A Common Stock.

C. Tinsley Robor Limited Stock Options: By written notice dated December 14, 1998 (the "Option Conversion Notice") to the holders of options under
                ------ ---------- -------
     Tinsley Robor Limited's Executive Share Option Scheme 1988 and Senior Executive Incentive Scheme 1994 (the "Tinsley Optionholders"), IMPAC Europe
                                           ------- ---------------
     Limited offered to the Tinsley Optionholders the opportunity either (i) to convert their outstanding options for the purchase of shares of Tinsley Robor Limited into options to acquire shares of the Company's Class B Common Stock, or (ii) to exercise their existing options and acquire shares of Tinsley Robor Limited, which could then be tendered to IMPAC Europe Limited pursuant to the Offer. The offer under the Option Conversion Notice will remain open for acceptance until February 27, 1999. At December 14, 1998, the Tinsley Optionholders held options to acquire 1,205,578 shares of Tinsley Robor Limited's ordinary share capital. If all such options were converted pursuant to the Option Conversion Notice, the converted options would be exercisable for 7,125.31 shares of the Company's Series B Common Stock. Based on information supplied to the Company by representatives of the Tinsley Optionholders prior to the date hereof, the Company does not expect the number of shares of its Series B Common Stock issuable upon exercise in full of all such converted options to exceed 4,500.

D: Pursuant to a letter agreement regarding equity recapitalization, dated as of September 10, 1998, entered into among the Company and its stockholders, and on the terms and conditions set forth therein, the Company has agreed to offer certain shares of its common stock to its employees.

(iv) Warrants:

     Warrants for the purchase of 6,913.33 shares of the Company's Series A Common Stock, held as follows:

                                         Warrants for Following
                                         ----------------------
Name of Holder                           Number of Shares
--------------                           ----------------

BT Capital Investors, L.P.               4,148

Phoenix Home Life Mutual                 2,765.33
Insurance Company

                                                                    ATTACHMENT A


     Tinsley Robor Group Structure
     (each organized in England and Wales,
     unless otherwise stated)

                                                          -------------
                                                          Tinsley Robor              (100% shareholding in all
                                                             Limited                    subsidiary companies)
                                                          -------------
                                                                |
   -------------------------------------------------------------------------------------------------------------------------------
      |              |             |           |           |            |            |                |           |
   Tinsley                    Tinsley                                                           James Upton   Tinsley
   Robor         James Upton  Robor Audio  TR ESOP    Pinepoint     Tophurst     Sonicon        Holding B.V.  Robor
   Sales         Limited      and          Trustee    Limited +     Properties   Limited        Holding of    Labels
   Limited       Printing &   Computer     Limited    Design and    Limited      Design and     shares in     Limited
   Sales         Finishing    Services     Employee   litho         Holding of   litho          overseas      Labels
                              Limited*     Benefit    reproduction  group        reproduction   subsidiaries  printing
                              Packaging    Plan                     properties
                              and          Trustee                                              Netherlands
                              fulfilment
                              services
                                                                                                      |
                                                                  -----------------------------------------------------------------

                                                                  Van de Steeg       James Upton    Printing      James Upton
                                                                  Packaging          B.V.           Resources     GmbH
                                                                  B.V. Printing &    Printing &     Limited       Printing &
                                                                  Finishing          Finishing      Printing &    Finishing
                                                                                                    Finishing
                                                                  -----------------------------------------------------------------
                                                                  Netherlands        Netherlands    Ireland       Austria
                                                                                  |
                                                                                Music Print B.V.
                                                                                -----------------
                                                                                Netherlands

 * became non-trading from 1 July 1998
 + became non-trading from 1 April 1998

 The following companies are dormant companies, all of whose shares are held by Tinsley Robor Limited:

   Tinsley-Robor (Overseas) Limited
   Admat Labels Limited
   S. Tinsley & Company Limited
   TRG Graphics Limited
   Arun Labels Limited
   R&B Litho Reproductions Limited
   Icon Communications Limited
   TR Displayprint Limited
   Pinepoint Colour Response Limited
   Tinsley Robor Packaging Limited